UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2022

NOBLE CORPORATION plc

(Exact name of registrant as specified in its charter)

England and Wales	001-36211	98-1644664
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13135 Dairy Ashford, Suite 800 Sugar Land, Texas	77478
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 276-6100

Noble Finco Limited

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol:	Name of Each Exchange on Which Registered:
A Ordinary Shares, par value $0.00001 per share	NE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a)of the Exchange Act.  ☐

EXPLANATORY NOTE

On September 30, 2022 (the “Merger Effective Date”), pursuant to the business combination agreement, dated November 10, 2021 (as amended, the “Business Combination Agreement”), by and among Noble Corporation, an exempted company incorporated in the Cayman Islands with limited liability (“Noble Cayman”), Noble Corporation plc, a public limited company formed under the laws of England and Wales and an indirect, wholly owned subsidiary of Noble Cayman (the “Company” or “Topco”), Noble Newco Sub Limited, a Cayman Islands exempted company and a direct, wholly owned subsidiary of the Company (“Merger Sub”), and The Drilling Company of 1972 A/S, a Danish public limited liability company (“Maersk Drilling”), Noble Cayman merged with and into Merger Sub (the “Merger”), with Merger Sub surviving the Merger as a wholly owned subsidiary of the Company and (i) each ordinary share, par value $0.00001 per share, of Noble Cayman (“Noble Cayman Shares”) issued and outstanding prior to the effective time of the Merger (the “Merger Effective Time”) was converted into one newly and validly issued, fully paid and non-assessable class A ordinary share, par value $0.00001 per share, of the Company (“Ordinary Shares”) and (ii) each warrant to purchase Noble Cayman Shares issued pursuant to the applicable Noble Cayman Warrant Agreement (as defined below) and outstanding immediately prior to the Merger Effective Time (collectively, the “Noble Cayman Warrants”) was converted automatically into a warrant to acquire a number of Ordinary Shares equal to the number of Noble Cayman Shares underlying such warrant, with the same terms as were in effect immediately prior to the Merger Effective Time under the terms of the applicable Noble Cayman Warrant Agreement (each, a “Company Warrant” and together, the “Company Warrants”). As a result of the Merger, the Company became the ultimate parent of Noble Cayman and its respective subsidiaries as of the Merger Effective Time and the Ordinary Shares began trading on the New York Stock Exchange (the “NYSE”) under the symbol “NE” on the Merger Effective Date.

On October 3, 2022 (the “Closing Date”), pursuant to the Business Combination Agreement, the Company will complete a voluntary tender exchange offer to Maersk Drilling’s shareholders (the “Offer” and, together with the Merger and the other transactions contemplated by the Business Combination Agreement, the “Business Combination”). Upon consummation of the Offer, because the Company will have acquired more than 90% of the issued and outstanding shares of Maersk Drilling, nominal value Danish krone (“DKK”) 10 per share (“Maersk Drilling Shares”), the Company will redeem all remaining Maersk Drilling Shares not exchanged in the Offer for, at the election of the holder, either Ordinary Shares or cash (or, for those holders that do not make an election, only cash), under Danish law by way of a compulsory purchase (the “Compulsory Purchase”).

Upon completion of the Offer, and in connection with the Compulsory Purchase, each Maersk Drilling Share will be exchanged for either (i) 1.6137 newly and validly issued, fully paid and non-assessable Ordinary Shares (the “Exchange Ratio”) or (ii) cash consideration (payable in DKK), subject to a cash consideration cap per Maersk Drilling shareholder of $1,000 and an aggregate cap on cash consideration payable to all Maersk Drilling shareholders of $50 million. Consequently, Maersk Drilling shareholders who elect to receive cash consideration will receive, as applicable, (a) $1,000 for the applicable portion of their Maersk Drilling Shares and the balance of Maersk Drilling Shares in Ordinary Shares in accordance with the Exchange Ratio, or (b) the amount corresponding to the total holding of their Maersk Drilling Shares if such holding of Maersk Drilling Shares represents a value equal to or less than $1,000 in the aggregate, subject to any reduction under the aggregate cap described in the preceding sentence. A Maersk Drilling shareholder holding Maersk Drilling Shares exceeding a value of $1,000 in the aggregate could not elect to receive less than $1,000 in cash consideration if the cash consideration in lieu of Ordinary Shares was elected.

The Business Combination Agreement and the transactions contemplated thereby, including the Merger, the Offer and the Compulsory Purchase, were previously described in the Registration Statement on Form S-4 (File No. 333-261780) filed by the Company with the U.S. Securities and Exchange Commission (as amended, the “Registration Statement”) and the definitive proxy statement/prospectus of Noble Cayman, dated April 11, 2022 (as supplemented, the “Proxy Statement/Prospectus”). Noble Cayman’s shareholders approved the Merger at an extraordinary general meeting held on May 10, 2022, at which approximately 99% of the votes cast were in favor of the Business Combination. The tender period for the Offer expired on September 8, 2022 with a total of 37,266,530 Maersk Drilling Shares validly tendered, which represents approximately 90.03% of the share capital and voting rights in Maersk Drilling when treasury shares held by Maersk Drilling are excluded.

This Current Report on Form 8-K is being filed for the purpose of establishing the Company as the successor issuer to Noble Cayman pursuant to Rule 12g-3(a) under the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), and to disclose certain events with respect to the Company in connection with the consummation of the Merger. Pursuant to 12g-3(a) under the Exchange Act, the Ordinary Shares are deemed registered under Section 12(b) of the Exchange Act as the ordinary shares of the successor issuer, and the Company is subject to the informational requirements of the Exchange Act and the rules and regulations promulgated thereunder. The Company hereby reports this succession in accordance with Rule 12g-3(f) under the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement.

Warrant Agreements

In connection with the automatic conversion of the Noble Cayman Warrants into Company Warrants at the Merger Effective Time, (i) the Tranche 1 Warrant Agreement (the “Noble Cayman Tranche 1 Warrant Agreement”), dated as of February 5, 2021, by and among Noble Cayman, Computershare Inc. and Computershare Trust Company, N.A., (ii) the Tranche 2 Warrant Agreement (the “Noble Cayman Tranche 2 Warrant Agreement”), dated as of February 5, 2021, by and among Noble Cayman, Computershare Inc. and Computershare Trust Company, N.A., and (iii) the Tranche 3 Warrant Agreement (collectively with the Noble Cayman Tranche 1 Warrant Agreement and the Noble Cayman Tranche 2 Warrant Agreement, the “Noble Cayman Warrant Agreements”), dated as of February 5, 2021, by and among Noble Cayman, Computershare Inc. and Computershare Trust Company, N.A. were terminated, and the Company entered into (a) a new Tranche 1 Warrant Agreement (the “Tranche 1 Warrant Agreement”), dated as of the Merger Effective Date, by and among the Company, Computershare Inc. and Computershare Trust Company, N.A., (b) a new Tranche 2 Warrant Agreement (the “Tranche 2 Warrant Agreement”), dated as of the Merger Effective Date, by and among the Company, Computershare Inc. and Computershare Trust Company, N.A., and (c) a new Tranche 3 Warrant Agreement (collectively with the Tranche 1 Warrant Agreement and the Tranche 2 Warrant Agreement, the “Company Warrant Agreements”), dated as of the Merger Effective Date, by and among the Company, Computershare Inc. and Computershare Trust Company, N.A. The Company Warrant Agreements have substantially similar terms as were in effect immediately prior to the Merger Effective Time pursuant to the Noble Cayman Warrant Agreements. Immediately following completion of the Business Combination, there will be 14,539,883 Company Warrants outstanding.

The terms of the Noble Cayman Warrant Agreements are described in Noble Cayman’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission (the “SEC”) on February 8, 2021 (the “Warrant 8-K”), and are incorporated by reference in this Item 1.01. The foregoing description of the Company Warrant Agreements is qualified in its entirety by reference to the full text of the Company Warrant Agreements, which are filed as Exhibit 10.2, 10.3 and 10.4 to this Current Report and are incorporated by reference in this Item 1.01.

Assumption of Registration Rights Agreement

On the Merger Effective Date, the Company entered into that certain assumption agreement by and between the Company and Noble Cayman (the “Assumption Agreement”) whereby Noble Cayman assigned, and the Company assumed, Noble Cayman’s rights and obligations under that certain Registration Rights Agreement, dated February 5, 2021, and that certain Registration Rights Agreement, dated as of April 15, 2021 (together, the “Noble Cayman Registration Rights Agreements”).

The terms of the Noble Cayman Registration Rights Agreements are described in Noble Cayman’s Current Reports on Form 8-K, as filed with the SEC on February 8, 2021 and April 16, 2021, as applicable, and are incorporated by reference in this Item 1.01. The foregoing description of the Assumption Agreement is qualified in its entirety by reference to the full text of the Assumption Agreement, which is filed as Exhibit 10.5 to this Current Report and is incorporated by reference in this Item 1.01.

Item 2.01	Completion of Acquisition or Disposition of Assets

Pursuant to the Business Combination Agreement, at the Merger Effective Time, the Merger was consummated and (i) each Noble Cayman Share issued and outstanding immediately prior to the Merger was converted into one Ordinary Share and (ii) each Noble Cayman Warrant issued and outstanding immediately prior to the Merger Effective Time was converted automatically into a Company Warrant to acquire a number of Ordinary Shares equal to the number of Noble Cayman Shares underlying such Noble Cayman Warrant under substantially similar terms as were in effect immediately prior to the Merger Effective Time pursuant to the applicable Noble Cayman Warrant Agreement. In addition, each award of restricted share units representing the right to receive Noble Cayman Shares, or value based on the value of Noble Cayman Shares (each, a “Noble Cayman RSU Award”) outstanding immediately prior to the Merger Effective Time ceased to represent a right to acquire Noble Cayman Shares (or value equivalent to Noble Cayman Shares) and was converted into the right to acquire, on the same terms and conditions as were applicable under the Noble Cayman RSU Award (including any vesting conditions), that number of Ordinary Shares equal to the number of Noble Cayman Shares subject to such Noble Cayman RSU Award immediately prior to the Merger Effective Time.

The Noble Cayman Shares, which traded under the symbol “NE” on the NYSE, were suspended from trading on the NYSE prior to the open of trading on the Merger Effective Date. The Ordinary Shares began regular-way trading on the NYSE using Noble Cayman’s trading history under the ticker symbol “NE” immediately following the suspension of trading of the Noble Cayman Shares.

The Maersk Drilling Shares are listed on Nasdaq Copenhagen A/S (“Nasdaq Copenhagen”) under the symbol “DRLCO”. The Maersk Drilling Shares tendered in the Offer were suspended from trading on Nasdaq Copenhagen as of close of business (Copenhagen Time) on the Merger Effective Date. The Maersk Drilling Shares not tendered in the Offer will continue trading on Nasdaq Copenhagen under the ticker symbol “DRLCO” until the effective time of the Company’s compulsory purchase under Danish law. See the section titled “8.23. Compulsory Purchase” in the Company’s Offering Circular (as defined in Item 7.01 of this Current Report on Form 8-K), which is furnished as Exhibit 99.1 to this Current Report on Form 8-K. Such section is incorporated by reference in this Item 2.01.

The description of the Business Combination Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the Business Combination Agreement, a copy of which is filed as Exhibit 2.1 (with an amendment as Exhibit 2.1(a)) hereto and is incorporated herein by reference. This summary is not intended to modify or supplement any factual disclosures about the Company, Noble Cayman or Maersk Drilling, and should not be relied upon as disclosure about the Company, Noble Cayman or Maersk Drilling without consideration of the periodic and current reports of the Company, Noble Cayman or Maersk Drilling. In particular, it is important to bear in mind that the representations and warranties contained in the Business Combination Agreement were negotiated with the principal purpose of allocating risk between the parties to the Business Combination Agreement, rather than establishing matters as facts, and you should not rely upon the representations and warranties contained in the Business Combination Agreement as characterizations of actual facts or circumstances as of the date of the Business Combination Agreement or as of any other date.

The information set forth in the Explanatory Note is incorporated by reference into this Item 2.01.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the Merger, on the Merger Effective Date Noble Cayman requested that the NYSE file with the SEC an application on Form 25 to delist the Noble Cayman Shares from the NYSE and deregister the Noble Cayman Shares under Section 12(b) of the Exchange Act. Noble Cayman intends to file a certificate on Form 15 requesting that the Noble Cayman Shares be deregistered under the Exchange Act and that Noble Cayman’s reporting obligations under Section 15(d) of the Exchange Act be suspended (except to the extent of the succession of the Company to the Exchange Act Section 12(b) registration and reporting obligations of Noble Cayman as described under the heading “Successor Issuer” in Item 8.01 below).

The information set forth in Item 2.01, Item 5.03 and Item 8.01 under the heading “Successor Issuer” of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in the Explanatory Note and Items 1.01, 2.01, 3.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01.	Changes in Control of Registrant.

Prior to the Merger Effective Time, the Company had a registered nominal share capital of GBP £50,000 divided into one ordinary share with a nominal value of GBP £1 and 49,999 class B ordinary shares with a nominal value of GBP £1 each. Noble Corporation 2022 Limited, an indirect, wholly owned subsidiary of Noble Cayman (“Noble Limited”), was the sole shareholder of the Company. Holders of Noble Cayman Shares became shareholders of the Company pursuant to the Merger.

The information set forth in the Explanatory Note and Items 2.01, 3.03 and 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information required by Items 401(b), (d) and (e) and 404(a) of Regulation S-K is set forth in the section titled “Management of Topco After the Business Combination” in the Proxy Statement/Prospectus, beginning on page 230 of the Proxy Statement/Prospectus, and is incorporated by reference into this Item 5.02.

Board of Directors

In connection with, and in preparation for the closing of, the Merger, on September 29, 2022, the Company’s board of directors (the “Board”) approved an increase in the size of the Board from three to seven directors, to be effective as of the Merger Effective Time. On the Merger Effective Date, immediately prior to the Merger Effective Time, Richard B. Barker and William E. Turcotte, members of the Board at such time, resigned from the Board, and Robert W. Eifler remained as a member of the Board. As of the Merger Effective Time, Alan J. Hirshberg, Ann D. Pickard and Charles M. (Chuck) Sledge, each a director of Noble Cayman, became directors of the Company. The three director desginees of Maersk Drilling, Claus V. Hemmingsen, Kristin H. Holth, and Alastair Maxwell, will join the Board upon the closing of the Business Combination, which is set for October 3, 2022.

Effective as of the Merger Effective Date, the Company entered into indemnification agreements with each of the Company’s directors, indemnifying them in respect of any liability incurred by them while acting as a director of the Company on terms that are customary for companies whose shares are principally publicly traded in the United States. The foregoing description of the indemnification agreements does not purport to be complete and is qualified in its entirety by reference to the form of indemnification agreement, filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated by reference into this Item 5.02.

Appointment of Officers

The Board previously appointed Robert W. Eifler to serve as Chief Executive Officer, Richard B. Barker to serve as Chief Financial Officer and William E. Turcotte to serve as Corporate Secretary of the Company. Effective as of the Merger Effective Time, the Board (i) approved changes to Robert W. Eifler’s title to President and Chief Executive Officer, Richard B. Barker’s title to Senior Vice President and Chief Financial Officer and William E. Turcotte’s title to Senior Vice President, General Counsel and

Corporate Secretary, (ii) appointed Laura D. Campbell as Vice President, Chief Accounting Officer and Controller, Joey M. Kawaja as Senior Vice President — Operations and Blake A. Denton as Senior Vice President — Marketing and Contracts, and (iii) designated Robert W. Eifler as the principal executive officer, Richard B. Barker as the principal financial officer and Laura D. Campbell as the principal accounting officer of the Company. Effective as of the Closing Date, the Board appointed Caroline Alting as Senior Vice President — Operational Excellence.

Compensatory Plans and Arrangements

The Company was formed as a public limited company under the laws of England and Wales on October 16, 2020, re-registered as a private limited company on January 13, 2021 and subsequently re-registered as a public limited company on May 12, 2022. Prior to the Business Combination, the Company had no material assets or liabilities and had not conducted any operating activities other than those incident to its formation and to the matters contemplated by the Business Combination Agreement, such as the making of certain required securities law filings, the establishment of Merger Sub and the preparation of the European listing prospectus in connection with the admission to trading and official listing on Nasdaq Copenhagen.

Accordingly, as of the date of this Current Report on Form 8-K, none of the members of the Board or the executive officers of the Company described in “Appointment of Officers” above have received any compensation from the Company in their respective capacities.

In connection with the Merger, on the Merger Effective Date, the Company adopted the Noble Corporation plc 2022 Long-Term Incentive Plan (the “2022 LTIP”) and assumed, under the 2022 LTIP, all outstanding awards granted under the Noble Corporation 2021 Long-Term Incentive Plan (the “2021 LTIP”), as well as any rights and obligations of Noble Cayman thereunder. The Company also approved the adoption, effective as of October 3, 2022, of (i) the Noble Corporation plc RSU Long-Term Incentive Programme for Executive Management 2022, and (ii) the Noble Corporation plc RSU Long-Term Incentive Programme 2022, under which the Company will assume all outstanding awards of Maersk Drilling granted under the Maersk Drilling RSU Long-Term Incentive Programme for Executive Management 2019 and the Maersk Drilling RSU Long-Term Incentive Programme 2019, respectively. In addition to assuming any outstanding awards granted under the plans listed above (including the shares underlying such awards) and the award agreements evidencing the grants of such awards, the Company assumed the remaining shares available for issuance under the applicable plan, including any awards granted to the Company’s directors or executive officers, in each case subject to adjustments to such awards in the manner set forth in the Business Combination Agreement.

Additional information required by Items 5.02(c), (d) and (e) is included in (i) the Proxy Statement/Prospectus, and (ii) Noble Cayman’s annual report on Form 10-K filed with the SEC on March 12, 2022 and Form 10-K/A filed with the SEC on April 16, 2022, and is incorporated by reference into this Item 5.02.

Under the 2021 LTIP, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Noble Cayman, on September 30, 2022, certified Noble Cayman’s achievement levels related to certain performance metrics (the “Certified Metrics”) under Noble Cayman’s outstanding unvested performance-based restricted stock unit awards granted in each of 2021 (the “2021 PVRSUs”) and 2022 (the “2022 PVRSUs”) pursuant to the 2021 LTIP. The Compensation Committee made the determination in the best interests of Noble Cayman and its shareholders, pursuant to the discretion granted to it under the 2021 LTIP, due to the performance of Noble Cayman related to the Certified Metrics, the evolving state of the priorities and strategy of Noble Cayman following the emergence of Noble Cayman from bankruptcy in 2021 and the pending closing of the Business Combination.

The performance metrics applicable to the 2022 PVRSUs consist of (i) total shareholder return (“TSR”) based on a combination of absolute and relative TSR, (ii) merger integration based on a combination of post-merger synergy realization, capital structure evolution, and customer satisfaction and (iii) environmental, social and governance (“ESG”) based on a combination of environmental and workforce diversity and inclusion considerations. Under the 2022 PVRSUs, the Compensation Committee certified Noble Cayman’s performance under the ESG metric at seventy-five percent and did not take any action under the TSR or merger integration metrics.

The performance metrics applicable to the 2021 PVRSU have been previously disclosed. Under the 2021 PVRSUs, the Compensation Committee certified Noble Cayman’s performance under the (i) asset growth metric at two hundred percent, (ii) controlling cost metric at one hundred percent and (iii) ESG metric at seventy-five percent. The Compensation Committee did not take any action under the TSR metric for the 2021 PVRSUs.

The units impacted by the Compensation Committee determinations will also continue to be subject to the three-year time-based vesting, performance-based vesting (except as expressly set forth above), forfeiture and other provisions put in place at the time of grant as detailed in each such award agreement governing the grants of 2021 PVRSUs and 2022 PVRSUs. The performance metrics that will remain in effect under the 2021 PVRSUs and the 2022 PVRSUs are expected to continue to be measurable throughout the performance period and the Compensation Committee expects final performance under such metrics to be certified upon completion of the applicable existing three-year performance period.

Additional information required by Items 5.02(c), (d) and (e) is included in (i) the Proxy Statement/Prospectus, and (ii) Noble Cayman’s annual report on Form 10-K filed with the SEC on March 12, 2022, as amended by the Form 10-K/A filed with the SEC on April 16, 2022, and is incorporated by reference into this Item 5.02.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In accordance with the Business Combination Agreement, the Company’s Articles of Association were amended and restated in connection with its re-registration as a public limited company on May 12, 2022. A description of the material terms of such Amended and Restated Articles of Association can be found in the sections titled “Description of the Topco Securities” and “Comparison of Shareholder Rights” beginning on page 236 and 249, respectively, of the Proxy Statement/Prospectus and is incorporated by reference into this Item 5.03. The description of the Amended and Restated Articles of Association does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Articles of Association, which is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On August 8, 2022, the Danish Financial Supervisory Authority (the “DFSA”) approved the publication of the Company’s offer document relating to the Offer, which included an exemption document prepared in reliance on an applicable exemption under Regulation (EU) 2017/1129 of the European Parliament and of the Council of June 14, 2017, as amended, and the rules and regulations promulgated thereunder (the “EU Prospectus Regulation”) and in accordance with the requirements of Commission Delegated Regulation (EU) 2021/528 of 16 December 2020 (the “Offering Circular”), prepared in accordance with the DFSA’s Executive Order on Takeover Bids (Executive Order no. 636 of 15 May 2020) (Bekendtgørelse om overtagelsestilbud). The Offering Circular, which was published by the Company on August 8, 2022, is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing or this Current Report on Form 8-K.

Item 8.01.	Other Events.

The information in the sections titled “Risk Factors” and “Business of Topco Before the Business Combination” and “Business of Maersk Drilling and Certain Information About Maersk Drilling” beginning on pages 28, 185 and 187, respectively, of the Proxy Statement/Prospectus is incorporated by reference into this Item 8.01.

Successor Issuer

This Current Report on Form 8-K establishes the Company as the successor issuer to Noble Cayman pursuant to Rule 12g-3(a) under the Exchange Act. Pursuant to 12g-3(a) under the Exchange Act, the Ordinary Shares are deemed registered under Section 12(b) of the Exchange Act as the ordinary shares of the successor issuer, and the Company is subject to the informational requirements of the Exchange Act and the rules and regulations promulgated thereunder. The Company hereby reports this succession in accordance with Rule 12g-3(f) under the Exchange Act. The description of Ordinary Shares set forth in the Proxy Statement/Prospectus is incorporated herein by reference.

Repurchase Resolution

Noble Limited, as the sole shareholder of the Company prior to the Merger Effective Date, passed an ordinary resolution authorizing the repurchase of up to 15% per annum of the issued share capital of the Company as of the beginning of each fiscal year for a five-year period (subject to an overall aggregate maximum of 20,601,161 Ordinary Shares). There can be no assurance that the Company will commence a repurchase plan pursuant to such ordinary resolution or otherwise, the amount or price of any such repurchase or its timing. Any repurchase would require the approval of the Board.

Forward-Looking Statements

This communication includes forward-looking statements within the meaning of the federal securities laws with respect to the Business Combination, remaining metrics under the 2021 PVRSUs and the 2022 PVRSUs and certification of final performance under such metrics. These forward-looking statements are generally identified by terminology such as “believe,” “may,” “will,” “potentially,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “would,” “should,” “project,” “target,” “plan,” “expect,” or the negatives of these terms or variations of them or similar terminology. The absence of these words, however, does not mean that the statements are not forward-looking. These forward-looking statements are based upon current expectations, beliefs, estimates and assumptions considered reasonable as and when made by the Company and its management. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties.

Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including but not limited to: (i) risks related to the Business Combination and the previously disclosed contemplated sale of five jackup rigs by the Company, (ii) the effects of public health threats, pandemics and epidemics, such as the ongoing outbreak of COVID-19, and the adverse impact thereof on the Company’s business, financial condition and results of operations, including but not limited to the Company’s growth, operating costs, supply chain, availability of labor, logistical capabilities, customer demand for the Company’s services and industry demand generally, the Company’s liquidity, the price of the Company’s securities and trading markets with respect thereto, the Company’s ability to access capital markets, and the global economy and financial markets generally, (iii) the effects of actions by, or disputes among OPEC+ members with respect to production levels or other matters related to the price of oil, market conditions, cost inflation, factors affecting the level of activity in the oil and gas industry, the conflict in Ukraine, and supply and demand of drilling rigs, (iv) factors affecting the duration of contracts, the actual amount of downtime, (v) factors that reduce applicable dayrates, operating hazards and delays, (vi) risks associated with operations outside the United States, actions by regulatory authorities, credit rating agencies, customers, joint venture partners, contractors, lenders and other third parties, legislation and regulations affecting drilling operations, compliance with or changes in environmental, health, safety, tax and other regulations or requirements or initiatives (including those addressing the impact of global climate change or air emissions), violations of anti-corruption laws, shipyard risk and timing, delays in mobilization of rigs, hurricanes and other weather conditions, and the future price of oil and gas, and (vii) the ability to implement business plans, forecasts, and other expectations (including with respect to synergies and financial and operational metrics, such as EBITDA and free cash flow) after the completion of the proposed Business Combination, and to identify and realize additional opportunities. The foregoing list of factors is not exhaustive. There can be no assurance that the future developments affecting the Company will be those that we have anticipated.

These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements or from our historical experience and our present expectations or projects. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the Company’s businesses, including those described in (i) Item 8.01 of this Current Report, (ii) Noble Cayman’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and (iii) other documents filed from time to time by the Company with the SEC. The Company wishes to caution you not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. Except as required by law, the Company is not undertaking any obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description

2.1*	Business Combination Agreement, dated as of November 10, 2021, by and among Noble Corporation plc (formerly known as Noble Finco Limited), Noble Corporation, Noble Newco Sub Limited, and The Drilling Company of 1972 A/S, was filed as Annex A to the Proxy Statement/Prospectus forming a part of the Registration Statement and is incorporated herein by reference.

2.1(a)	Amendment No. 1 to Business Combination Agreement, dated as of August 5, 2022, by and among Noble Corporation plc (formerly known as Noble Finco Limited), Noble Corporation, Noble Newco Sub Limited and The Drilling Company of 1972 A/S. was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed on August 5, 2022, and is incorporated herein by reference.

Exhibit Number	Description

3.1	Amended and Restated Articles of Association of the Company.

10.1	Form of Indemnification Agreement.

10.2	Tranche 1 Warrant Agreement, dated as of September 30, 2022, by and among Noble Corporation plc, Computershare Inc and Computershare Trust Company, N.A.

10.3	Tranche 2 Warrant Agreement, dated as of September 30, 2022, by and among Noble Corporation plc, Computershare Inc and Computershare Trust Company, N.A.

10.4	Tranche 3 Warrant Agreement, dated as of September 30, 2022, by and among Noble Corporation plc, Computershare Inc. and Computershare Trust Company, N.A.

10.5	Assumption Agreement, dated as of September 30, 2022, by and between Noble Corporation plc and Noble Corporation.

99.1	Offering Circular, published on August 8, 2022, was filed on August 9, 2022 and is incorporated herein by reference.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

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Certain exhibits and schedules to this Exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBLE CORPORATION plc

By:	/s/ William E. Turcotte
Name:	William E. Turcotte
Title:	Senior Vice President, General Counsel and
Corporate Secretary

Date: September 30, 2022